UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 09, 2009

FORGENT NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Wild Basin Road

Austin TX, 78746

 (Address of principal executive offices and Zip Code)

(512) 437-2700

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02.

Results of Operations and Financial Condition

Asure Software Announces 1Q 2010 Financial Results.

Item 9.01.

Financial Statements and Exhibits

Press Release: Asure Software Announces 1Q 2010 Financial Results.

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits:

99.1

 Press Release of Forgent Networks, Inc. dated December 09, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 10, 2009

FORGENT NETWORKS, INC.

By:     /s/ Pat Goepel

Name: Pat Goepel

Title: CEO